EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sibling Entertainment Group Holdings, Inc., formerly, Sona Development Corp. (“Registrant”) for the quarterly period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (“Report”), I, James Cardwell, chief financial officer, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)     This Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in this Report fairly represents, in all material respects, the financial condition of Registrant at the end of the period covered by this Report and results of operations of Registrant for the period covered by this Report.

November 19, 2008

/s/ James Cardwell
James Cardwell
Chief Financial Officer and Principal Accounting Officer